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                               SECURITY AGREEMENT

CTI GROUP (HOLDINGS), INC., a Delaware corporation (hereinafter referred to as "Debtor"), hereby grants a security interest to NATIONAL CITY BANK, a national banking association, located at One National City Center, Suite 200E, Indianapolis, Indiana 46255 (hereinafter referred to as "Secured Party"), in and to and collaterally assigns to Secured Party all of its interest in, all assets of Debtor, wherever located, including without limitation all furnishings, equipment, fixtures, goods, computer and data processing systems, software and hardware, inventory (including, without limitation, raw materials, work in process, parts, supplies, finished goods, and materials used or consumed in Debtor's business) and other articles of personal property of Debtor (the " Chattels"); all contracts, leases now or hereafter entered into by and between Debtor and any party; all accounts (as defined in the Indiana Uniform Commercial Code as presently or hereafter in effect ("UCC")), deposit accounts, credit card receivables, funds, instruments, documents, promissory notes, letter of credit rights, chattel paper (whether electronic or tangible), payables arising out of leases, licenses and/or assignments, and all other intangibles and general intangibles, investment property and payment intangibles of Debtor, now acquired or hereafter arising, including, but not limited to, all customer lists, logo, good will, permits, licenses, operating rights, franchises, inventions, processes, formulae, patent rights, copyrights, copyright rights, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, franchises, franchise rights and other like business property rights, and all applications to acquire such rights, for which application may at any time be made by Debtor; all refunds, payments, repayments, deposits, supporting obligations and monies received or to be received and all claims therefor, arising from or relating to the ownership, sale, lease or other disposition of any of the Collateral (as hereinafter defined), irrespective of the time period to which such refunds, payments, repayments, deposits or monies relate, including property tax or other tax refunds and utility refunds, rebates or deposits; and all additions and accessions thereto, all replacements and renewals of any part thereof, and the proceeds (including, without limitation, insurance, indemnity, warranty and guaranty proceeds) of any of these items (all of which property, including the Chattels and all of the other aforementioned property is hereinafter collectively referred to as the "Collateral").

If any personal property which becomes part of the Collateral is subject to a conditional bill of sale, security agreement or other lien covering such property, then, in the event of any Event of Default under this Security Agreement, all the right, title and interest of Debtor in and to any and all such personal property is hereby assigned to Secured Party, together with the benefits of any deposits or payments now or hereafter made by Debtor, or the predecessors or successors in title to Debtor in the Collateral. Should Secured Party desire to impose the lien of this Security Agreement more specifically upon said fixtures and articles of said personal property, Debtor will make, execute and deliver, or cause to be made, executed or delivered, on demand such security instrument as may be deemed necessary or appropriate or required to effectuate the same.

It is the intention of Debtor and of this instrument, that the terms of the Security Agreement shall cover the interests of Debtor of whatever kind in and to all the chattel personal property of every kind and description owned by Debtor or in which Debtor may have an interest, and used or to be used in the operation of, or in connection with the operation of, the business of Debtor together with replacements of any of the chattel personal property presently owned by Debtor, and all increases and additions thereto, and all after acquired personal property used in connection with the business of Debtor or any interest therein, of any kind or description, hereafter acquired by Debtor for use in the operation of, or connected with the operation of, said business, which after acquired property shall become a part of the Collateral.

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The interests of Secured Party hereunder shall be held by Secured Party and its successors and assigns, subject, however, to the terms and conditions of this Security Agreement.

                                    ARTICLE I
                                    SECURITY

Section 1.01. Performance and Obligations Secured. This Security Agreement is given to secure the payment and performance of the Obligations (as such term is defined in the Loan Agreement of even date herewith by and between Debtor and Secured Party (the "Loan Agreement")). This Security Agreement shall also secure any and all renewals or extensions of the whole or any part of the Obligations, however evidenced, with interest at such lawful rate as may be agreed upon, and any such renewals or extensions or any change in the terms or rate of interest shall not impair in any manner the validity of or the priority of this Security Agreement, nor release Debtor from liability for the Obligations. Reference is hereby made to the Loan Agreement as if set out here at length and incorporated herein.

                                   ARTICLE II
                     REPRESENTATIONS AND COVENANTS OF DEBTOR

Debtor represents, covenants and agrees with Secured Party as follows:

Section 2.01. Name; Formation. Debtor represents and warrants that it is a corporation duly organized and validly existing under the laws of the State of Delaware under the name of CTI Group (Holdings), Inc. Debtor's chief executive office is at 333 N. Alabama Street, Suite 240, Indianapolis, Indiana 46255.

Section 2.02. Covenants of Title. Debtor warrants that it is lawfully possessed of and has good and complete title to all the Collateral, free and clear of all liens and encumbrances other than Permitted Liens (as defined in the Loan Agreement).

Section 2.03. Covenant To Comply with Terms. Debtor will pay and perform all Obligations, as the same become due, in accordance with its terms, without relief from valuation or appraisement laws, and it will keep, observe and perform all of the terms, provisions, covenants and agreements of this Security Agreement and the Loan Agreement.

Section 2.04. Covenant To Maintain, Repair and Replace Collateral. Debtor will, at all times, maintain, preserve and keep the Collateral in good repair, working order and condition and will not commit or suffer any waste thereof, reasonable wear and tear excepted.

Section 2.05. Covenants Regarding Possession of Collateral. Debtor or a Guarantor (as defined in the Loan Agreement) shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where Secured Party chooses to perfect its security interest by possession in addition to the filing of a financing statement. Where Collateral is in the possession of a third party, Debtor will, upon request of Secured Party during the continuance of an Event of Default, join with Secured Party in notifying the third party of Secured Party's security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party. Debtor will cooperate with Secured Party in obtaining control with respect to Collateral consisting of deposit account, investment property, letter of credit rights, and electronic chattel paper. Debtor will not create any chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest therein.

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Section 2.06. Additional Covenants. Debtor covenants and agrees that Secured
Party shall have the right at any time during the continuance of an Event of Default to enforce Debtor's rights against account debtors and obligors. Debtor further acknowledges and agrees that Secured Party does not authorize, and Debtor agrees not to, make any sales or leases of any of the Collateral, license any of the Collateral, or grant any other security interest in any of the Collateral other than Permitted Liens or as otherwise permitted by the Loan Agreement. Until the Obligations are paid in full, Debtor agrees that it will preserve its company existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, change the state of its organization, or change its legal name without providing Secured Party with thirty (30) days prior written notice.

Section 2.07. Security Agreement. This Security Agreement is intended to be a security agreement pursuant to the UCC for any of the personal property and fixtures described herein. Debtor agrees to execute and deliver, or cause to be executed and delivered, to Secured Party UCC financing statements covering said personal property and fixtures from time to time and in such form as Secured Party may reasonably require to perfect or maintain the priority of Secured Party's security interest with respect to said personal property and fixtures, and Debtor shall bear all costs thereof. Debtor will not create or suffer to be created any other security interest in said personal property and fixtures, including replacements thereof and additions thereto, except for Permitted Liens or as otherwise authorized pursuant to this Security Agreement. Upon the occurrence and during the continuance of any Event of Default, Secured Party shall have the remedies of a secured party under the UCC and, at Secured Party's option, may also invoke the remedies provided herein with respect to such property. Debtor further authorizes and appoints Secured Party its attorney-in-fact, to execute and file on its behalf a financing statement or statements in those public offices deemed necessary by the Secured Party and authorizes Secured Party to file duplicates of any financing statements as determined by Secured Party. Debtor will pay all filing fees for the filing of this instrument or of financing statements filed to perfect the security interest provided in this Security Agreement or in connection with this Security Agreement.

Section 2.08. Further Assurances. Debtor shall, on request of Secured Party, (i) promptly correct any defect or error which may be discovered in the contents of this Security Agreement or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further security agreements, financing statements and continuation statements) and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Security Agreement and the Loan Agreement and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Collateral; and (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed reasonably advisable by Secured Party to protect the lien or the security interest hereunder against the rights or interests of third persons, and Debtor shall pay all reasonable costs connected with any of the foregoing.

Section 2.09. Termination. Upon complete and irrevocable satisfaction of the Obligations, this Security Agreement shall terminate and be of no further force and effect, and upon request of the Debtor, Secured Party shall release the liens granted hereunder.

                                   ARTICLE III
          DEFAULT AND RIGHTS AND REMEDIES OF SECURED PARTY UPON DEFAULT

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Section 3.01. Definition of Default. The term "Event of Default," wherever used in this Security Agreement, shall mean any one or more of the following events:

(a) the occurrence of any Event of Default (as defined in the Loan Agreement);
or

(b) failure of Debtor, for a period of thirty (30) days after notice, to comply with any covenant, term, agreement or condition contained in this Security Agreement.

Section 3.02. Acceleration. Upon any Event of Default, the unpaid balance of the Obligations shall, at the option of Secured Party, become immediately due and payable. Notice of the exercise of this option is hereby waived by Debtor.

Section 3.03. Remedies of Secured Party. Upon and during the continuance of any Event of Default, Secured Party shall have all the rights and remedies permitted under the UCC with respect to the security interest in the Collateral granted hereunder and all rights and remedies authorized under this Security Agreement and other laws.

Section 3.04. Remedies Are Cumulative. No remedy herein conferred upon or reserved to Secured Party is intended to be or shall be exclusive of any other remedy, but every remedy herein provided shall be cumulative and shall be in addition to every other remedy given hereunder, or in any instrument executed in connection herewith, or now or hereafter existing at law or in equity, or by statute; and every such right and remedy may be exercised from time to time and as often as may be deemed expedient.

     In the event that Secured Party: (a) grants any extension of time or forbearance with respect to the payment of any indebtedness secured by this Security Agreement; (b) takes other or additional security for the payment thereof; (c) waives or fails to exercise any right granted herein or under the Loan Agreement; (d) grants any release, with or without consideration, of the whole or any part of the security held for the payment of the debt secured hereby; (e) amends or modifies in any respect with the consent of Debtor any of the terms and provisions hereof or of the Loan Agreement; then and in any such event, such act or omission to act shall not release Debtor, or any co-maker, surety, or guarantor of this Security Agreement or of the Loan Agreement, under any covenant of this Security Agreement or of the Loan Agreement, nor preclude Secured Party from exercising any right, power, or privilege herein granted or intended to be granted in the event of any other Event of Default then made or any subsequent Event of Default and without in any way impairing or affecting the lien or priority of this Security Agreement.

                                   ARTICLE IV
                                  MISCELLANEOUS

Section 4.01. Successors and Assigns. Reference in this Security Agreement to Debtor and Secured Party shall in each case be deemed to include the successors and assigns of such party, and all the covenants, stipulations and agreements herein contained are and shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

Section 4.02. Separability of Provisions. In the event any one or more of the provisions contained in this Security Agreement or in the Loan Agreement, the performance of which are secured hereunder, should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

Section 4.03. Applicable Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to the conflicts of laws principles thereof.

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Section 4.04. Notice. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed by certified or registered mail or delivered via reputable national overnight courier to the applicable party at the address indicated below.

If to Secured Party: National City Bank
                     One National City Center
                     Suite 200E
                     Indianapolis, Indiana 46255

If to Debtor:        CTI Group (Holdings), Inc.
                     333 N. Alabama Street, Suite 240
                     Indianapolis, Indiana 46240
                     Attention: Chairman and Chief Executive Officer

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed or delivered, be effective when deposited in the mails or delivered to the reputable national overnight courier, respectively, addressed as aforesaid.

Section 4.05. Duplicate Financing Statements. A photographic or other reproduction of this Security Agreement or of any financing statement relating to this Security Agreement shall be sufficient as a financing statement.

Section 4.06. WAIVER OF JURY TRIAL. THE SECURED PARTY AND THE DEBTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE SECURED PARTY AND THE DEBTOR ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY GRANTING ANY FINANCIAL ACCOMMODATION TO THE DEBTOR.

Section 4.07. CONSENT TO JURISDICTION. DEBTOR (i) AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF INDIANA OR IN ANY FEDERAL COURT SITTING IN INDIANA; (ii) CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON DEBTOR BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 12.15; AND (iii) HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

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Debtor has caused this Security Agreement to be executed as of the 22nd day of
December, 2006.

CTI GROUP (HOLDINGS), INC.,
a Delaware corporation


By: /s/ John Birbeck
    ------------------------------------
    John Birbeck,
    Chairman and Chief Executive Officer